Exhibit 99.7
FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

*Full Documentation includes 24 mo Bank Statements

								Wt. Avg.
	No. of		% of	Wt. Avg.			Wt. Avg.	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties
6 Month ARM	32	9,083,660.97	0.39	7.124	100	636	86.28	42.98	21.74	77.33	84.63	15.37
ARM 1/29	135	36,477,898.86	1.57	6.958	100	613	84.38	43.78	28.96	80.73	89.34	10.66
ARM 2/28	6,587	1,268,406,527.51	54.72	7.354	100	609	81.32	40.37	50.18	59.39	88.93	10.44
ARM 2/28 - IO	1,967	568,976,053.43	24.54	6.663	100	653	81.33	41.91	48.94	53.12	98.82	0.85
ARM 3/27	296	52,509,459.57	2.27	7.509	100	622	84	41.58	56.31	63.78	87.97	11.38
ARM 3/27 - IO	127	36,687,410.39	1.58	6.454	100	658	81.86	41.72	68.84	71.36	100	0
ARM 5/25	73	15,477,140.51	0.67	6.946	100	624	78.96	39.43	63.45	81.33	83.05	16.95
ARM 5/25 - IO	14	3,149,555.08	0.14	6.999	100	657	81.82	42.1	93.59	83.93	100	0
Balloon 30/15	854	47,597,644.46	2.05	10.142	0	661	99.79	42.64	48.09	12.1	100	0
Fixed Rate	1,611	254,291,645.89	10.97	7.161	0	631	77.67	39.98	63.06	82.12	91.13	8.21
Fixed Rate IO	89	25,490,497.41	1.1	6.392	0	676	77.17	40.59	76.78	85.42	98.71	1.29
Total:	11,785	2,318,147,494.08	100	7.189	85.88	625	81.38	40.86	51.67	60.53	92.05	7.43

								Wt. Avg.
	No. of		% of	Wt. Avg.			Wt. Avg.	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties
0	9,588	1,683,843,977.77	72.64	7.395	82.07	614	81.45	40.49	51.77	62.38	89.48	9.93
24	1,104	327,276,272.87	14.12	6.653	100	645	81.58	42.57	49.63	63.88	98.49	1.27
36	77	22,565,189.86	0.97	6.477	100	646	82.88	41.64	69.7	76.62	100	0
60	1,016	284,462,053.58	12.27	6.641	91.04	666	80.63	41.03	52.05	44.47	99.27	0.36
Total:	11,785	2,318,147,494.08	100	7.189	85.88	625	81.38	40.86	51.67	60.53	92.05	7.43

								Wt. Avg.
	No. of		% of	Wt. Avg.			Wt. Avg.	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties
Non-Owner Occupied	1,055	172,314,807.76	7.43	7.719	87.69	652	82.81	34.28	47.81	49.2	0	100
Owner Occupied	10,679	2,133,926,493.66	92.05	7.145	85.73	623	81.26	41.4	52.06	61.63	100	0
Second Home	51	11,906,192.66	0.51	7.373	86.03	663	82.66	40.59	38.09	27.26	0	0
Total:	11,785	2,318,147,494.08	100	7.189	85.88	625	81.38	40.86	51.67	60.53	92.05	7.43

								Wt. Avg.
	No. of		% of	Wt. Avg.			Wt. Avg.	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties
12 mo. Bank Statements	150	33,259,350.31	1.43	7.102	82.43	643	82.85	37.69	0	45.3	86.29	12.42
24 mo. Bank Statements	10	2,929,815.56	0.13	6.743	92.17	615	81.69	33.61	100	97.1	100	0
6 mo. Bank Statements	5	1,172,017.86	0.05	6.987	87.06	675	77.54	39.65	0	41.33	100	0
Alt.	48	10,363,562.59	0.45	7.605	97.53	594	78.61	28.38	0	68.34	66.1	31.25
Full	6,853	1,194,954,647.87	51.55	7.101	83.05	608	81.3	41.02	100	64.4	92.73	6.89
Limited	118	32,159,994.21	1.39	6.944	86.77	590	79.38	39.06	0	91.31	92.64	7.36
Stated	4,601	1,043,308,105.68	45.01	7.297	89.07	647	81.52	40.99	0	55.49	91.67	7.69
Total:	11,785	2,318,147,494.08	100	7.189	85.88	625	81.38	40.86	51.67	60.53	92.05	7.43

								Wt. Avg.
	No. of		% of	Wt. Avg.			Wt. Avg.	Debt-to-
Debt-to-Income Ratio	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties
<= 30.00	1,660	262,502,087.91	11.32	7.335	82.52	620	80.3	23.45	59.09	62.27	78.13	21.65
30.01 - 35.00	1,210	208,667,749.61	9	7.222	85.52	619	80.22	33	54.01	63.59	89.9	9.26
35.01 - 40.00	1,958	382,756,829.79	16.51	7.17	86.02	625	81.32	37.83	50.63	62.65	91.39	8.12
40.01 - 45.00	3,340	711,077,587.79	30.67	7.208	87.08	636	81.41	43.03	36.49	55.03	94.19	5.19
45.01 - 50.00	3,055	632,144,353.50	27.27	7.125	86.07	625	82.78	47.83	59.63	60.18	96.06	3.52
50.01 - 55.00	562	120,998,885.48	5.22	7.091	85.25	591	78.36	52.7	82.54	78.98	94.56	4.95
Total:	11,785	2,318,147,494.08	100	7.189	85.88	625	81.38	40.86	51.67	60.53	92.05	7.43
Wt. Avg. DTI: 40.86

								Wt. Avg.
	No. of		% of	Wt. Avg.			Wt. Avg.	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties
N	8,439	1,653,253,083.26	71.32	7.309	82	613	81.8	40.35	52.49	78.02	89.63	9.7
Y	3,346	664,894,410.82	28.68	6.89	95.53	655	80.32	42.14	49.66	17.05	98.08	1.79
Total:	11,785	2,318,147,494.08	100	7.189	85.88	625	81.38	40.86	51.67	60.53	92.05	7.43
Effective Combined LTV (taking into account the silent seconds): 86.78
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.